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                                                                 Exhibit (h)(17)

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                           CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                          NORTHERN INSTITUTIONAL FUNDS,
                           THE NORTHERN TRUST COMPANY
                                       AND
                                    PFPC INC.
                              DATED AUGUST 15, 2001

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Diversified Growth Portfolio                  Short-Intermediate Bond Portfolio
Small Company Growth Portfolio                Intermediate Bond Portfolio
Equity Index Portfolio                        International Bond Portfolio
Focused Growth Portfolio                      Diversified Assets Portfolio
Mid Cap Growth Portfolio                      Tax-Exempt Portfolio
International Growth Portfolio                Government Portfolio
Balanced Portfolio                            Municipal Portfolio
International Equity Index Portfolio          Government Select Portfolio
Small Company Index Portfolio                 Liquid Assets Portfolio
U.S. Treasury Index Portfolio
Core Bond Portfolio
Bond Portfolio
U.S. Government Securities Portfolio

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN INSTITUTIONAL FUNDS                THE NORTHERN TRUST COMPANY

By:    /s/ Eric Schweitzer                  By:    /s/ William H. Belden III
       ------------------------                    -----------------------------
Title: Vice President                       Title: Vice President
       ------------------------                    -----------------------------
Date:  August 15, 2001                      Date:  August 20, 2001
       ------------------------                    -----------------------------

PFPC INC.

By:    /s/ Stephen M. Wynne
       ------------------------
Title: Executive Vice President
       ------------------------
Date:  August 13, 2001
       ------------------------